UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported):  April 14, 2005
                                             (April 06,2005)


                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)


                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)


-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 - Completion of Acquisition or Disposition of Assets.

     On April 6, 2005, Defense Technology Systems, Inc. ("DFTS"), completed the acquisition of a majority interest in Digital Computer Integration Corporation ("DCI"), pursuant to a purchase agreement (the "Agreement") with NewMarket Technology, Inc. The Registrant announced the signing of the Agreement on February 28, 2005.



Item 9.01 - Financial Statements and Exhibits.


     (c) Exhibits.

Exhibit No.     Description
----------     --------------------------------

10.1     *     Acquisition  Agreement  dated  February  28,  2005,  by and among
               Defense Technology Systems, Inc., NewMarket Technology, Inc., and
               Digital Computer Integration Corporation

---------------

* Filed herewith.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           NEWMARKET TECHNOLOGY, INC.



Date: April 13, 2005                        By:/s/Philip Verges
                                            --------------------------
                                            Name: Philip Verges
                                            Title: CEO